EXHIBIT 10.31

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is made and executed as of __ June, 2019, by and among (i) Power Clouds Europe B.V., a Netherlands limited liability company, having an address at The Base B, Evert van de Beeksgtraat 104, Schiphol, 1118CN, the Netherlands, represented by Mr. Vincent Browne, in his capacity as sole director (the “Borrower”), (ii) PC-Italia-02 S.p.A., a company incorporated under the laws of Italy, having its registered offices at Via Ferrovie dello Stato snc, 81030 Gricignano di Aversa (CE), Italy, corporate capital Euro 10,000, fully paid in, registered with the Companies’ Registrar of Caserta, tax code and VAT number 04173980618, represented by Mr. Vincent Browne, in his capacity as sole director (together with the Borrower, collectively, the “Credit Parties”), (iii) [*] (“[*]”), and (iv) InMost Partners LLC and IDC Dr Fund LP, each having an address at 1500 Broadway, Suite 704, New York, NY 10036 (together, collectively, the “Subordinated Creditor”).

W I T N E S S E T H:

WHEREAS, the Subordinated Creditor has made and secured obligations outstanding and owed by the Borrower (collectively, the “Existing Obligations”), which obligations are evidenced by (i) that certain Security Agreement, Pledge, Guarantee and the €3,849,333.26 Note issued on December 18, 2018 by and among the Borrower and the Subordinated Creditor, as modified to reflect the current outstanding principal balance of €450,000 and extended on June 3, 2019, and (ii) that certain Note Issuance and Purchase Agreement, dated December 20, 2018, including the €2,580,000 Class J Promissory Note, by and among the Borrower and the Subordinated Creditor, as modified and extended on June 3, 2019; and

WHEREAS, [*] will subscribe to the bonds issued by the Borrower in a total amount of Eight Million Six Hundred Twenty Eight Thousand and No/100 Euros (EUR €8,628,000.00) (the “[*] Bonds”), which [*] Bonds will be secured by collateral to be posted by the Credit Parties and certain affiliates of the Borrower, such collateral as further described in that certain Subscription Contract related to a EUR €8,628,000 Bond Issue Composed of €8,628,000 Bonds dated as of [05] June, 2019 (the “Bond Subscription Contract”); and

WHEREAS, all of Credit Parties’ obligations to [*] under the Bond Subscription Contract are secured by those certain Security Agreements (as defined hereinafter), each dated of even date with the Bond Subscription Contract, each made by and between each Credit Party and [*] (the “Security Agreements”), which Security Agreements provide to [*] a continuing and unconditional first priority security interest (“[*]’s Security Interest”) in the “Collateral” (as used in this Agreement, such term means the assets that are subject to the security rights created pursuant to the Security Agreements) of the Credit Parties; and

WHEREAS, the Subordinated Creditor has agreed to subordinate: (i) all of Credit Parties’ indebtedness and obligations to the Subordinated Creditor, whether presently existing or arising in the future, as amended, restated, renewed or supplemented from time to time (the “Subordinated Debt”); and (ii) all of the Subordinated Creditor’s security interests of any nature or kind in the Credit Parties’ property and assets, to the Senior Debt (as defined hereinafter) and to [*]’s Security Interest, all as more specifically hereinafter set forth;

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NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Credit Parties, [*] and the Subordinated Creditor do hereby agree as follows:

1. Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by reference. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the same meanings ascribed to such terms in the Bond Subscription Contract.

2. Subordination. Until the [*] Bonds, and all other obligations of any nature or kind of the Credit Parties to [*] under the Bond Subscription Contract, whether now existing or hereafter arising, together with all costs of collection (including attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings) (collectively, the “Senior Debt”) are indefeasibly paid in full (hereinafter referred to as a “Discharge” or as the Senior Debt being “Discharged”), the Subordinated Creditor does hereby subordinate any right to payment or distribution by or on behalf of the Credit Parties, directly or indirectly, of assets of the Credit Parties of any kind or character for or on account of the Subordinated Debt , to the prior payment in full of the Senior Debt, and the Subordinated Creditor agrees that until such time as the Senior Debt has been Discharged. The Subordinated Creditor, to the fullest extent permitted by applicable law, waives as to [*], any requirement regarding, and agree not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right that may otherwise be available to the Subordinated Creditor under applicable law with respect to any Collateral.

3. Subordinated Creditor Liens. The Subordinated Creditor hereby agrees with [*] and the other parties that any and all security interests, liens, charges, encumbrances or other interests that are to be created in favor of the Subordinated Creditor in any assets of the Credit Parties or any shares in the capital of the Credit Parties as security for the Subordinated Debt (the “Subordinated Creditor Liens”), shall be second ranking to the Collateral (as defined in the Bond Subscription Contract), and shall not be created, and the Subordinated Creditor shall not request any person to create any Subordinated Creditor Lien, prior to a valid security interest, lien, charge, encumbrance or other interest having been created on such assets in favor of [*] as security for the [*] Bonds

4. No Payments or Enforcement. Until the Senior Debt is Discharged, the Subordinated Creditor will not demand or receive from the Credit Parties, and the Credit Parties will not pay to the Subordinated Creditor, all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will the Subordinated Creditor exercise any remedy with respect to any of the Existing Liens against any assets or property of the Credit Parties, nor will the Subordinated Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Credit Parties.

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5. Subordination Upon Any Distribution of Assets of the Credit Parties. In the event of any payment or distribution of assets of the Credit Parties of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to the Credit Parties or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of the Credit Parties, or otherwise (such events, collectively, the “Insolvency Events”):

i. all amounts owing on account of the Senior Debt shall first be paid in full and in cash, or payment provided for in cash or in cash equivalents, before any payment or distribution is made on account of the Subordinated Debt; and

ii. to the extent permitted by applicable law, any payments or distributions on account of the Subordinated Debt to which the Subordinated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to [*] for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to [*] in respect of such Senior Debt.

6. Payment Over to Senior Lender. In the event that any payments or distributions on account of the Subordinated Debt or in any way relating to the Collateral or any assets or property of the Credit Parties shall be received in contravention of this Agreement by the Subordinated Creditor before all Senior Debt is Discharged, such payments or distributions shall be immediately paid over or delivered to [*], in the same form as received, with any necessary endorsements, for application to the payment of the Senior Debt remaining unpaid, after giving effect to any concurrent payments or distributions to [*] in respect of the Senior Debt.

7. Release of Collateral Upon Permitted Collateral Sale. In connection with any sale, lease, exchange, transfer or other disposition of Collateral or any other assets of the Credit Parties by [*], the Subordinated Creditor hereby agrees: (i) that upon the written request of [*] with respect to the Collateral or other assets subject to such sale or other disposition (which written request shall specify the proposed closing date), release or otherwise terminate any Existing Liens on such Collateral or other assets; (ii) to promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”) and take such further actions as [*] shall reasonably require in order to release and/or terminate the Existing Liens or any other claims that the Subordinated Creditor may have on the Collateral or any other assets of the Credit Parties subject to such sale or other disposition; provided that no such Release Documents shall be filed or become effective until the closing of such sale or other disposition; and (iii) shall be deemed to have consented under the documents evidencing the Existing Obligations to such sale or disposition free and clear of such Existing Liens or other claims or security interests the Subordinated Creditor may have and to have waived the provisions of the documents evidencing the Existing Obligations to the extent necessary to permit such transaction.

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8. Authorization to Senior Lender. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any of the Credit Parties or its property that constitutes a default or Default Event under the Bond Subscription Contract: (i) [*] is hereby irrevocably authorized and empowered (in the name of the Subordinated Creditor or otherwise), to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt on the terms and conditions provided herein and give acquittance therefor and to file claims and proofs of claim and take such other actions (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of [*] hereunder (but in no event shall [*] have any obligation to take any such actions); and (ii) the Subordinated Creditor shall promptly take such action as [*] reasonably may request to effectuate the provisions of this Agreement: (A) to collect the Subordinated Debt for the account of [*] and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to [*] such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt consistent with the terms of this Agreement; and (C) to collect and receive any and all payments and distributions on account of the Subordinated Debt as provided herein until the Senior Debt is Discharged.

9. Power of Attorney. The Subordinated Creditor hereby irrevocably constitutes and appoints [*], and any agent or representative of [*], with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Creditor and in the name of Subordinated Creditor or in [*]’s own name, from time to time in [*]’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all action and to execute any and all documents and instruments, in each case, which may be necessary or commercially reasonable and appropriate to accomplish the purposes of this Agreement, including any Release Documents, such power of attorney being coupled with an interest and irrevocable. The Subordinated Creditor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section. No Person to whom this power of attorney is presented, as authority for [*] to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Subordinated Creditor as to the authority of [*] to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to [*] the authority to take and perform the actions contemplated herein.

10. Certain Agreements of the Subordinated Creditor.

(a) No Benefits. The Subordinated Creditor understands that there are various agreements between [*] and the Credit Parties evidencing and governing the Senior Debt, and the Subordinated Creditor acknowledge and agree that such agreements are not intended to confer any benefits on the Subordinated Creditor, and that [*] shall not have any obligation to the Subordinated Creditor, or any other parties, to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

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(b) No Interference. The Subordinated Creditor acknowledges that Credit Parties have granted to [*] security interests in all of the Collateral, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by [*] in accordance with applicable law and the terms of the Bond Subscription Contract.

(c) Reliance by Senior Lender. The Subordinated Creditor acknowledge and agree that [*] has relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in consenting to any loans or other financial accommodations by the Subordinated Creditor to the Credit Parties.

(d) Obligations of Credit Parties Not Affected. The Subordinated Creditor hereby agrees that at any time and from time to time, without notice to or the consent of the Subordinated Creditor, without incurring any responsibility or obligation to the Subordinated Creditor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of [*] hereunder: (i) the time for Credit Parties’ performance of or compliance with any of its agreements contained in the Bond Subscription Contract may be extended or such performance or compliance may be waived by [*]; (ii) the agreements of Credit Parties under the Bond Subscription Contract may from time to time be modified by [*] and Credit Parties for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of the respective parties thereunder; (iii) the manner, place, or terms for payment of the Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part, all in accordance with the terms of the Bond Subscription Contract; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement between the Credit Parties and [*]; (v) any Collateral may be sold, exchanged, released, or substituted and any of [*]’s Security Interests may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any guarantor or obligor or other person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Credit Parties , any other party, or with respect to any Collateral, may be exercised by [*] (or [*] may waive or refrain from exercising such rights).

(e) Rights of Senior Lender Not to Be Impaired. No right of [*] to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by the Credit Parties or [*] hereunder or under or in connection with the Bond Subscription Contract, or by any noncompliance by the Credit Parties with the terms and provisions and covenants herein, in the Bond Subscription Contract, regardless of any knowledge thereof [*] may have or otherwise be charged with.

(f) Financial Condition of the Credit Parties. The Subordinated Creditor shall not have any right to require [*] to obtain or disclose any information with respect to: (i) the financial condition or assets or liabilities of the Credit Parties, or the ability of the Credit Parties to pay the Senior Debt, or perform their respective obligations under the Bond Subscription Contract; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of [*] or any other party; or (vi) any other matter, fact, or occurrence whatsoever, except that [*] agrees to provide written notice of any default or Default Event by Credit Parties under the Bond Subscription Contract, provided, however, that no rights or benefits conferred upon [*] by this Agreement or under the Bond Subscription Contract shall be impaired or adversely affected by any failure of [*] to provide such notice.

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11. Restrictions on Transferability of Subordinated Debt. The Subordinated Creditor agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement; provided, however, the Subordinated Creditor shall have the right to transfer or assign the Subordinated Debt, or any portion thereof, so long as a condition precedent to such transfer or assignment, the transferee or assignee shall execute and deliver to [*] a subordination agreement substantially in the same form as this Agreement with respect to such transferred portion of the Subordinated Debt.

12. Statement of Account. The Subordinated Creditor hereby agrees that it will provide and deliver to [*], upon demand, from time to time, a statement of the account of Credit Parties with the Subordinated Creditor.

13. Miscellaneous.

(a) Subrogation. The Subordinated Creditor hereby agree that until the Senior Debt is Discharged, it shall waive any claims and shall not exercise any right or remedy, direct or indirect, arising by way of subrogation or otherwise, against the Credit Parties .

(b) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Credit Parties and the Subordinated Creditor until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full in accordance with the provisions of this Agreement. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the Credit Parties.

(c) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Credit Parties shall be rescinded or must otherwise be restored or returned by [*], whether as a result of an Insolvency Event or otherwise.

(d) Obligations of the Credit Parties Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and of [*], on the other hand, with respect to the obligations of the Credit Parties to [*] and the Subordinated Creditor. Nothing contained in this Agreement shall: (i) impair, as between the Subordinated Creditor and the Credit Parties, the obligation of the Credit Parties to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable (subject, however, to the terms of this Agreement as applicable to [*]’s rights hereunder); or (ii) otherwise affect the relative rights of the Subordinated Creditor against the Credit Parties, on the one hand, and of the other creditors (other than [*]) of the Credit Parties against the Credit Parties, on the other hand.

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(e) Further Assurances and Additional Acts. The Subordinated Creditor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as [*] reasonably shall deem necessary to effectuate the purposes of this Agreement, and promptly provide [*] with evidence of the foregoing reasonably satisfactory to [*].

(f) Entire Agreement. This Agreement: (i) is valid, binding and enforceable against the Subordinated Creditor and Credit Parties in accordance with its terms and provisions and no conditions exist as to its legal effectiveness; and (ii) constitutes the entire agreement between the parties with respect to the subject matter hereof. No promises, either expressed or implied, exist between [*], the Subordinated Creditor and Credit Parties, unless contained herein. This Agreement is the result of negotiations between the Subordinated Creditor, Credit Parties and [*] and has been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and is the product of all parties.

(g) Amendments; Waivers. No delay on the part of [*] in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by [*] of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by [*], and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights and remedies of [*] under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to [*] provided by law.

(h) Mandatory Forum Selection. The courts of first instance (rechtbank) of Amsterdam, the Netherlands have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or the consequences of its nullity or any non-contractual obligations arising out of or in connection with this Agreement).

(i) Governing Law. This Agreement and any non-contractual obligations arising out of or in connection with it are governed by and shall be interpreted in accordance with Dutch law.

(j) Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

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If to the Credit Parties: One World Trade Center, Suite 8500

New York, NY 10007

Attn: Vincent Browne

Telephone: +1 913-815-1557

E-Mail: vb@alternusenergy.com

If to [*]: [*]

If to Subordinated Creditors:

Creditors: InMost Partners LLC and IDC DR Fund LP

1500 Broadway, Suite 704, New York, NY 10036

Attn: Eliot Kang

Telephone: +1 917-952-8288

E-Mail: eliot@inmostpartners.com

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(k) Binding Effect. This Agreement shall become effective upon execution by the parties hereto and shall be binding on the parties hereto and their respective successors and assigns.

(l) Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(m) Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by electronic transmission shall constitute effective delivery thereof. Electronic records of this Agreement maintained by [*] shall be deemed to be originals thereof for all purposes.

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(n) Costs, Fees and Expenses. Borrower shall pay or reimburse [*] for all reasonable costs, fees and expenses incurred by [*] or for which [*] becomes obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’ fees, costs and time charges of counsel to [*] throughout all court levels.

(o) Termination. This Agreement shall not terminate until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full in accordance with the provisions hereof.

(p) Specific Performance. To the extent possible under applicable law, [*] is hereby authorized to demand specific performance of this Agreement, whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to them, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. To the extent possible under applicable law, the Subordinated Creditor hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(q) Authority. Each party hereby represents and warrants to the others that each party has the requisite power and authority to enter into this Agreement and otherwise to carry out its respective obligations hereunder, and that the execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of each party, respectively and as applicable, and that the person executing this Agreement on behalf of each party has been fully authorized to do so in accordance with applicable law and the governing documents of each party.

[Signatures on the following page]

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IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

Power Clouds Europe B.V.

By: ______________________________

Name: Vincent Browne

Title: Director

PC-Italia-02 S.p.A.

By: ______________________________

Name: Vincent Browne

Title: Director

[*]

By: ______________________________

Name:

Title: President

InMost Partners LLC

By: ______________________________

Name: Eliot S. Kang

Title: CEO/Managing Member

IDC DR FUND LP

By: ______________________________

Name: Eliot S. Kang

Title: General Partner

Subordination Agreement – Signature Page

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